UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 24, 2018

NORTHERN POWER SYSTEMS CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia	000-55184	98-1181717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

29 Pitman Road, Barre, Vermont 05641
(Address of Principal Executive Offices) (Zip Code)

(802) 461-2955
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 24, 2018, Northern Power Systems Corp. (the “Company”) received a letter from the Toronto Stock Ex-change (“TSX”) notifying the Company that the TSX had initiated a review of the Company’s eligibility for contin-ued listing on the TSX. Further, the TSX identified several deficiencies regarding the Company’s compliance with the TSX continued listing requirements, including the fact that (i) the trading activity of the Company’s securities has been so reduced as it does not warrant continued listing, (ii) the market value of the Company’s listed securities has been less than $3.0 million for the 30 previous consecutive trading days, (iii) market value of the Company’s publicly held listed securities has been less than $2.0 million for the 30 previous consecutive trading days and (iv) in the opinion of TSX, it is questionable as to whether the Company will be able to continue as a going concern.

The Company is presently evaluating possible courses of action to regain compliance with the TSX continued listing requirements. However, there can be no assurance that the Company will be able to regain compliance or that the Company will be able to maintain its TSX listing. TSX has provided the Company with 120 calendar days, or until September 21, 2018, to regain compliance with the TSX continuing listing requirements. The TSX’s Continued List-ing Committee of TSX is scheduled to meet on September 13, 2018 to consider whether or not to suspend trading in and delist the securities of the Company. The Company is entitled to make submissions to the Continued Listing Committee to address deficiencies on or before September 7, 2018. If the Company cannot demonstrate that it meets all of the TSX continued listing requirements by September 21, 2018, the Company’s securities will be delist-ed 30 days from such date.

This notification has no immediate effect on the Company’s business operations, its listing on the TSX or on the trading of the Company’s common stock.

Item 7.01. Regulation FD Disclosure.

On May 31, 2018, the Company issued a press release announcing that receipt of a deficiency letter from the To-ronto Stock Exchange notifying the Company that the Company is not currently in compliance with certain con-tinuing listing requirements of the TSX.

The information contained in this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section or Sec-tions 11 and 12(a)(2) of the Securities Act. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this Report:

Exhibit Number	Description

99.1	Press release dated May 31, 2018, issued by Northern Power Systems Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN POWER SYSTEMS CORP.

Date: May 31, 2018	By:	/s/ Ciel R. Caldwell
Ciel R. Caldwell
President and Chief Operating Officer